UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CAPITAL BANK CORPORATION
 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

333 Fayetteville Street
Raleigh, North Carolina 27601

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To Be Held on December 4, 2009

To Our Shareholders:

We cordially invite you to attend a Special Meeting of Shareholders of Capital Bank Corporation, which we are holding on Friday, December 4, 2009, at 10:00 a.m. at Capital Bank Plaza, Third Floor Conference Center, located at 333 Fayetteville Street, Raleigh, NC 27601 for the following purposes:

(1)
To approve an amendment to the Company’s Articles of Incorporation to increase the authorized shares of common stock of the Company to fifty million (50,000,000) shares from twenty million (20,000,000) shares.

(2)	To transact such other business as may properly come before the special meeting or any adjournments or postponements of the meeting.

Shareholders of record at the close of business on October 30, 2009 are entitled to notice and to vote at the Special Meeting and any and all adjournments or postponements of the meeting.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares you may hold. Even though you may plan to attend the Special Meeting in person, please submit voting instructions for your shares promptly using the directions on your proxy card to vote by one of the following methods: (1) by telephone, by calling the toll-free telephone number printed on your proxy card; (2) over the Internet, by accessing the website address printed on your proxy card; or (3) complete and return the enclosed proxy in the envelope provided.

By Order of the Board of Directors

/s/ B. Grant Yarber
B. Grant Yarber
Chief Executive Officer

Raleigh, North Carolina
November 2, 2009

CAPITAL BANK CORPORATION
333 Fayetteville Street
Raleigh, North Carolina 27601

PROXY STATEMENT

MEETING INFORMATION

Special Meeting of Shareholders To Be Held on December 4, 2009

This Proxy Statement and the accompanying proxy card are being furnished to shareholders of Capital Bank Corporation (the “Company”) on or about November 3, 2009, in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on Friday, December 4, 2009, at 10:00 a.m. Eastern Time at Capital Bank Plaza, Third Floor Conference Center, located at 333 Fayetteville Street, Raleigh, NC 27601, and at any adjournment or postponement. All expenses incurred in connection with this solicitation will be paid by the Company.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
To Be Held on December 4, 2009

This Proxy Statement is also available at www.capitalbank-nc.com/proxy.

Purposes of the Special Meeting

The principal purposes of the meeting are:

•	to approve an amendment to the Company’s Articles of Incorporation to increase the authorized shares of common stock to fifty million (50,000,000) from twenty million (20,000,000); and

•	to transact such other business as may properly come before the special meeting or any adjournments or postponements of the meeting.

VOTING PROCEDURES
How You Can Vote

You may vote shares by proxy or in person using one of the following methods:

•
Voting by Telephone. You may vote using the directions on your proxy card by calling the toll-free telephone number printed on the card. The deadline for voting by telephone is Friday, December 4, 2009, at 12:00 a.m. Eastern time. If you received a proxy card and vote by telephone, you need not return your proxy card.

•
Voting by Internet. You may vote over the Internet using the directions on your proxy card by accessing the website address printed on the card. The deadline for voting over the Internet is Friday, December 4, 2009, at 12:00 a.m. Eastern time. If you received a proxy card and vote over the Internet, you need not return your proxy card.

•
Voting by Proxy Card. You may vote by completing and returning your signed proxy card. To vote using your proxy card, please mark, date and sign the card and return it by mail in the accompanying postage-paid envelope. You should mail your signed proxy card sufficiently in advance for it to be received by Thursday, December 3, 2009.

•
Voting in Person. You may vote in person at the Special Meeting if you are the record owner of the shares to be voted. You can also vote in person at the Special Meeting if you present a properly signed proxy that authorizes you to vote shares on behalf of the record owner.

Record Date and Voting Rights

The Board has fixed the close of business on October 30, 2009 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and all adjournments or postponements of the Special Meeting. As of the close of business on October 30, 2009, the Company had outstanding 11,300,369 shares of its common stock, no par value per share (the “Common Stock”), the holders of which, or their proxies, are entitled to one vote per share. Unless otherwise stated in this Proxy Statement, the presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Special Meeting will constitute a quorum.

How You Can Vote Shares Held by a Broker, Bank or Other Nominee

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the Special Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Special Meeting in order to vote.

For shares held in “street name” through a broker, bank or other nominee, the broker, bank or nominee may not be permitted to exercise voting discretion with respect to the matters to be acted upon. Thus, if shareholders do not give their broker, bank or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

How Your Proxy Will Be Voted

If you vote by proxy, the proxy holders will vote your shares in the manner you indicate. You may specify whether your shares should be voted for or against the amendment to the Company’s Articles of Incorporation to increase the authorized shares of Common Stock to fifty million (50,000,000).

If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted in favor of the proposal set forth in the accompanying “Notice of Special Meeting of Shareholders” and in such manner as the proxy holders named on the enclosed proxy card in their discretion determine upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

How You Can Revoke Your Proxy and Change Your Vote

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by:

•	attending the Special Meeting and voting in person;

•	delivering a written revocation to our Secretary;

•	timely submitting another signed proxy card bearing a later date; or

•	timely voting by telephone or over the Internet as described above.

Your most current proxy card or telephone or Internet proxy is the one that will be counted.

Vote Required

The proposal will be approved if the votes cast for approval exceed the votes cast against approval. Abstentions and broker non-votes will not be counted for purposes of determining whether these proposals have received sufficient votes for approval.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information as of October 30, 2009 regarding shares of Common Stock owned of record or known by the Company to be owned beneficially by (i) each director, (ii) each executive officer named in the proxy statement relating to the 2009 Annual Meeting of the Company’s Shareholders, (iii) all those known by the Company to beneficially own more than 5% of the Common Stock, and (iv) all directors and executive officers as a group. The persons listed below have sole voting and investment power with respect to all shares of Common Stock owned by them, except to the extent that such power may be shared with a spouse or as otherwise set forth in the footnotes. The mailing address of each of the directors and executive officers is in care of the Company’s address, which is 333 Fayetteville Street, Suite 700, Raleigh, NC 27601.

The percentages shown below have been calculated based on 11,300,369 total shares of Common Stock outstanding as of October 30, 2009.

Name of Beneficial Owner	Aggregate Number of Shares Beneficially Owned (1)(2)	Number of Shares Acquirable within 60 Days (3)	Percent of Class

5% Shareholders
Maurice J. Koury (4)	920,201		8.14%

Directors
Charles F. Atkins (5)	86,862	9,500	*
John F. Grimes, III (6)	29,152	2,000	*
Robert L. Jones (7)	48,936	11,000	*
O. A. Keller, III (8)	294,593	17,800	2.76%
Oscar A. Keller, Jr. (9)	203,468	13,000	1.91%
Ernest A. Koury, Jr. (10)	3,935	–	*
George R. Perkins, III (11)	193,862	9,500	1.79%
Don W. Perry (12)	74,826	10,000	*
Carl H. Ricker, Jr. (13)	467,292	5,487	4.12%
Samuel J. Wornom, III (14)	104,166	12,250	1.03%
B. Grant Yarber (15)	17,935	30,000	*

Named Executive Officers
Michael R. Moore (16)	10,086	3,200	*
Mark J. Redmond (17)	6,123	5,000	*
David C. Morgan (18)	2,000	8,500	*

All directors and executive officers as a group (14 persons) (19)	1,543,236	137,237	14.69%

  * Less than one percent

(1)
The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the Securities and Exchange Commission (“SEC”). Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power. Beneficial ownership may be disclaimed as to certain of the securities.

(2)
Amounts do not include the number of stock units credited to the account of each nonemployee director participating in the Company’s Amended and Restated Deferred Compensation Plan for Outside Directors. These units are payable in shares of Common Stock following termination of service or, in certain circumstances, on a date designated by the participant, and do not have current voting or investment power. The number of stock units credited to the accounts of the directors and director nominees as of October 30, 2009, is as follows: 12,339 stock units for Mr. Atkins; 10,783 stock units for Mr. Grimes; 10,131 stock units for Mr. Jones; 44,906 stock units for Mr. O. A. Keller, III; 8,292 stock units for Mr. Koury; 9,886 stock units for Mr. Perkins; 11,724 stock units for Mr. Perry; 16,253 stock units for Mr. Ricker; and 20,630 stock units for Mr. Wornom.

(3)
Reflects the number of shares of Common Stock that could be purchased by exercise of options to purchase Common Stock on October 30, 2009 or within 60 days thereafter. Any shares that a person has the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(4)
The number of shares beneficially owned and the description of such ownership contained herein based solely on review of Schedule 13G filed with the SEC on February 12, 2009, which shows that: (a) Maurice J. Koury is the beneficial owner of an aggregate of 920,201 shares of Common Stock, which includes 774,945 shares held in Mr. Koury’s own name and 145,256 shares held by the Maurice & Ann Koury Charitable Trust, a charitable remainder trust in which Mr. Koury is the sole trustee; and (b) the aggregate number of shares of Common Stock does not include 42,608 shares held by the Maurice J. Koury Foundation, Inc. (the “Foundation”) and 39,260 shares held by Carolina Hosiery Mills, Inc. Mr. Koury is one of four directors and president of the Foundation; and a director, president and 23.6% shareholder of Carolina Hosiery Mills. Mr. Koury may have input into decisions concerning the voting power over the shares held by the Foundation and Carolina Hosiery Mills in certain limited circumstances. The business address of Mr. Koury is P.O. Drawer 850, Burlington, North Carolina 27216. Mr. Koury is the uncle of Ernest A. Koury, Jr., one of the Company’s directors.

(5)
Includes 50,100 shares held by AGA Corporation, of which Mr. Atkins owns 19.8% of the outstanding stock; 12,772 shares held by AK&K Corporation, of which Mr. Atkins owns 25.0% of the outstanding stock; and 1,000 shares held by Taboys Corporation, a company wholly owned by Mr. Atkins. From time to time, the shares held by AGA Corporation and AK&K Corporation may be pledged in the ordinary course of business.

(6)	Includes 2,800 shares held by Mr. Grimes’ wife, 4,200 shares held in an Individual Retirement Account (“IRA”), and 1,100 shares held by Mr. Grimes’ wife in her IRA.

(7)
Includes 1,200 shares held by Mr. Jones’ wife, 2,000 shares held in an IRA, 37,300 shares held by the Sheridan Trust in which Mr. Jones is the sole trustee, and 6,000 shares held by the Robert L. Jones Charitable Foundation.

(8)	Includes 21,224 shares held jointly with Mr. Keller’s wife, 27,066 shares held in IRAs, and 4,712 shares held as custodian by Mr. Keller for his children and grandchildren.

(9)
Includes 70,189 shares held jointly with Mr. Keller’s wife and 22,500 shares held by Parkview Retirement Home, Inc., a company wholly owned by Mr. Keller. Oscar A. Keller, Jr. is the father of O.A. Keller, III.

(10)	Includes 1,500 shares held as custodian for Mr. Koury’s daughter.

(11)	Includes 114,115 shares held by Mr. Perkins’ father, for which Mr. Perkins has a proxy to vote. From time to time, the shares held by Mr. Perkins may be pledged in the ordinary course of business.

(12)
Includes 7,500 shares held by Mr. Perry’s wife, 900 shares held as custodian for Mr. Perry’s minor child, and 44,265 shares held by Lee Brick & Tile Company, of which Mr. Perry owns 4.0% of the outstanding ownership interests.

(13)	Includes 82 shares held in an IRA.

(14)	Includes 2,344 shares held in trust for the benefit of Mr. Wornom’s two grandchildren, of which Mr. Wornom serves as a trustee, and 4,553 shares held by a family limited partnership.

(15)
Includes 500 shares held jointly with Mr. Yarber’s wife, 600 shares held as custodian for Mr. Yarber’s minor children, 2,470 shares held in an IRA, and 3,555 shares held in the Capital Bank 401(k) Retirement Plan. Amount shown does not include 6,000 shares of restricted stock granted on December 20, 2007, which remain unvested.

(16)	Includes 7,002 shares held in an IRA, and 1,533 shares held in the Capital Bank 401(k) Retirement Plan.

(17)	Includes 1,923 shares held in an IRA. Amount shown does not include 4,000 shares of restricted stock granted on December 20, 2007, which remain unvested.

(18)	Amount shown does not include 4,000 shares of restricted stock granted on December 20, 2007, which remain unvested.

(19)
Includes all shares reflected in this table as beneficially owned by each director of the Company, and by Mr. Yarber, Mr. Moore, Mr. Redmond and Mr. Morgan, each of whom is a named executive officer of the Company.

PROPOSAL:
AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION
TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK

On October 20, 2009, the Company’s Board of Directors unanimously approved a resolution recommending that Article 4 of the Company’s Articles of Incorporation be amended to increase the number of shares of authorized Common Stock to fifty million (50,000,000) shares from twenty million (20,000,000) shares, subject to the approval of the Company’s shareholders.

General

This proposal would amend section (a) of Article 4 of the Articles of Incorporation to read in its entirety as follows:

(a)           Common stock. The corporation shall have authority to issue fifty million (50,000,000) shares of common stock with no par value per share.

The remainder of Article 4 will not be altered by this proposed amendment and will remain unchanged. A copy of the proposed Articles of Amendment is included in Appendix A to this Proxy Statement.

Reasons for this Proposal

The reasons for the increase in the authorized shares of Common Stock are to facilitate the Company’s ability to raise additional capital and for other corporate purposes. As part of the Company’s efforts to increase the resources of Capital Bank, the Company has filed a registration statement with the SEC for the possible sale of shares of Common Stock with an aggregate offering price up to $55.0 million, plus an additional number of shares that may be issued and sold pursuant to an underwriter over-allotment option of up to and including 15%. If the public offering price per share was based on the closing price of $5.00 per share of our Common Stock on the NASDAQ Global Select Market on October 26, 2009, the proposed public offering would have resulted in the sale of up to 12,650,000 shares of our Common Stock, including the over-allotment option. The Company intends to use the net proceeds of this offering (i) for general corporate purposes, including to strengthen the capital of Capital Bank, the Company’s banking subsidiary (the “Bank”), and to support our ongoing and future anticipated growth, which may include opportunistic acquisitions of other financial institutions; or (ii) in the event that the proceeds from the Capital Purchase Program are no longer needed to strengthen the Bank’s capital or support the Company’s ongoing and future anticipated growth, for a possible repurchase, subject to regulatory approval, of all or a portion of the Company’s outstanding shares of Series A Preferred Stock and the related warrant that were issued to the U.S. Department of the Treasury in December 2008 under the Capital Purchase Program. The proposed amendment would increase the number of authorized shares of Common Stock by thirty million (30,000,000) shares. Other than as described above, the Board of Directors has no present agreement, arrangement or commitment to issue any of the remaining shares for which approval is sought.

The Board of Directors has determined that this proposal to increase the number of shares of authorized common stock is desirable and in the shareholders’ best interest because it would provide the Company with the ability to support its present capital needs and future anticipated growth. Additionally, an increase in the amount of authorized shares is necessary to ensure that the Company has an adequate amount of authorized and unissued shares to complete the possible sale of shares of Common Stock in its registered offering.

Effect of this Proposal

Adoption of this proposal would not affect the rights of current holders of outstanding Common Stock. If additional authorized shares of Common Stock, or securities that are convertible into, or exchangeable or exercisable for shares of Common Stock are issued, our existing shareholders could, depending upon the price realized, experience dilution of book value per share, earnings per share and percentage ownership. When and if additional shares of our Common Stock are issued, including in connection with the registered offering, these new shares would have the same voting and other rights and privileges as the currently issued and outstanding shares of Common Stock, including the right to cast one vote per share and to participate in dividends when and to the extent declared and paid.

The following table illustrates the effect the proposed amendment would have on the number of shares of Common Stock available for issuance, if approved by the shareholders:

	As of October 30, 2009	Upon Effectiveness of Amendment

Shares of Common Stock Authorized	20,000,000	50,000,000
Shares of Common Stock Outstanding	11,300,369	11,300,369
Shares of Common Stock Reserved for Issuance*	2,706,451	2,706,451
Shares of Common Stock Available for Future Issuance*	5,993,180	35,993,180

* The number of shares of Common Stock reserved for issuance reflects 377,083 shares of Common Stock subject to outstanding options at October 30, 2009.

This proposed amendment is not intended as an anti-takeover provision. However, an increase in the authorized number of shares of Common Stock could make it more difficult, and thereby discourage, attempts to acquire control of the Company.

Assuming the existence of a quorum, this proposal will be approved if the number of shares voted in favor of the proposal to approve the amendment to the Articles of Incorporation exceeds the number of shares voted against. As such, abstentions and broker non-votes will not affect the outcome of the vote.

No Preemptive Rights

The holders of Common Stock have no preemptive rights to any future issuances of the Common Stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Any proposals which shareholders intend to present for a vote at the Company’s 2010 Annual Meeting of Shareholders, and which such shareholders desire to have included in the Company’s proxy materials relating to that meeting, must be received by the Company on or before December 18, 2009, which is 120 calendar days prior to the anniversary of the proxy statement relating to the 2009 Annual Meeting of the Company’s Shareholders. Proposals received after that date will not be considered for inclusion in such proxy materials.

In addition, if a shareholder intends to present a matter for a vote at the 2010 Annual Meeting of Shareholders, other than by submitting a proposal for inclusion in the Company’s Proxy Statement for that meeting, the shareholder must give timely notice in accordance with SEC rules. To be timely, a shareholder’s notice must be received by the Company’s Corporate Secretary at its principal office, Capital Bank Plaza, 333 Fayetteville Street, Suite 700, Raleigh, North Carolina 27601, on or before March 3, 2010, which is not later than the close of business on the 45th day prior to the first anniversary of the proxy statement relating to the 2009 Annual Meeting of the Company’s Shareholders. It is requested that such notice set forth (a) as to each matter the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; and (b) the name and record address of the shareholder, the class and number of shares of Common Stock of the Company that are beneficially owned by the shareholder and any material interest of the shareholder in such business.

ADDITIONAL INFORMATION

Shareholders Sharing the Same Last Name and Address. Only one Proxy Statement may be delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly upon written or oral request a separate copy of the Proxy Statement to a shareholder at a shared address to which a single copy of the documents was delivered. Requests for additional copies should be directed to Michael R. Moore, Capital Bank Corporation, 333 Fayetteville Street, Suite 700, Raleigh, North Carolina 27601 (telephone number 919-645-6372). Shareholders sharing an address and currently receiving a single copy may contact Mr. Moore as described above to request that multiple copies be delivered in future years. Shareholders sharing an address and currently receiving multiple copies may request delivery of a single copy in future years by contacting Mr. Moore as described above.

MISCELLANEOUS

As of the date hereof, the Company knows of no other business that will be presented for consideration at the Special Meeting. However, the enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters for which the Company did not receive timely written notice; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rule 14a-8 or Rule 14a-9 under the Exchange Act; and (iv) matters incidental to the conduct of the meeting. If any such matters come before the meeting, the proxy agents named in the accompanying proxy card will vote in accordance with their judgment.

Costs of Soliciting Proxies. We will pay all expenses incurred in connection with this solicitation, including postage, printing, handling and the actual expenses incurred by custodians, nominees and fiduciaries in forwarding proxy materials to beneficial owners. Additionally, the Company has engaged The Altman Group, Inc. to assist in the distribution of proxy materials and the solicitation of proxies by mail, telephone, facsimile, or personal meetings. The Company estimates the fees of The Altman Group, Inc. to be $8,000 plus expenses. In addition to solicitation by mail, certain of our officers, directors and regular employees, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication or other means. We have also retained Registrar and Transfer Company to aid in the search for shareholders and the delivery of proxy materials, maintain the Internet website where we will make our proxy card available for voting in accordance with new SEC e-proxy rules, establish and operate an online and telephonic voting platform and process and tabulate all votes. We estimate that the aggregate fees, excluding costs for postage and envelopes, to be paid to Registrar and Transfer Company will be $13,700. As part of the services provided to us as our transfer agent, Registrar and Transfer Company will assist us in identifying recordholders.

Directions to Our Special Meeting at Capital Bank Headquarters. Requests for directions to Capital Bank Plaza should be directed to Nancy A. Snow, 333 Fayetteville Street, Suite 700, Raleigh, North Carolina 27601 (telephone number 919-645-6312).

ALL SHAREHOLDERS ARE ENCOURAGED TO SIGN, DATE AND RETURN THEIR PROXY SUBMITTED WITH THIS PROXY STATEMENT AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. IF A SHAREHOLDER ATTENDS THE SPECIAL MEETING, HE OR SHE MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON.

By Order of the Board of Directors

Nancy A. Snow
Vice President and Corporate Secretary
November 2, 2009

Appendix A

PROPOSED ARTICLES OF AMENDMENT
OF
CAPITAL BANK CORPORATION

Pursuant to Section 55-10-06 of the North Carolina Business Corporation Act, the undersigned corporation hereby submits these Articles of Amendment for the purpose of amending its articles of incorporation:

1.	The name of the corporation is Capital Bank Corporation.

2.
The articles of incorporation of the corporation are hereby amended by deleting section (a) of Article 4 in its entirety and substituting in lieu thereof Article 4 section (a) as follows:

(a)           Common stock. The corporation shall have authority to issue fifty million (50,000,000) shares of common stock with no par value per share.

3.
The foregoing amendment was approved and adopted on October 20, 2009 by the corporation’s Board of Directors and on December 4, 2009 by the corporation’s shareholders in the manner prescribed by Chapter 55 of the North Carolina General Statutes and the corporation’s articles of incorporation.

4.	These Articles of Amendment will become effective upon filing.

This is the ____ day of December, 2009.

CAPITAL BANK CORPORATION

By:
B. Grant Yarber
Chief Executive Officer

- A1 -

# REVOCABLE PROXY

## CAPITAL BANK CORPORATION
## SPECIAL MEETING OF SHAREHOLDERS
## DECEMBER 4, 2009 – 10:00 a.m.

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

The undersigned hereby appoints B. Grant Yarber and Michael R. Moore, and each or any of them, proxies of the undersigned with full power of substitution to vote all of the shares of Capital Bank Corporation that the undersigned may be entitled to vote at Capital Bank Corporation's Special Meeting of Shareholders to be held at Capital Bank Plaza, Third Floor Conference Center, located at 333 Fayetteville Street, Raleigh, NC 27601 on December 4, 2009, at 10:00 a.m. Eastern Time, and any adjournments or postponements thereof (1) as hereinafter specified upon the proposal listed below and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

**PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.**

*(Continued, and to be marked, dated and signed, on the other side)*

FOLD AND DETACH HERE

---

**CAPITAL BANK CORPORATION – SPECIAL MEETING, DECEMBER 4, 2009**

# YOUR VOTE IS IMPORTANT!

**Special Meeting Materials are available on-line at:**

**www.capitalbank-nc.com/proxy.**

**You can vote in one of three ways:**

1. Call **toll free 1-866-353-7851** on a Touch-Tone Phone. There is **NO CHARGE** to you for this call.

<u>***or***</u>

2. Via the Internet at **https://www.proxyvotenow.com/cbkn** and follow the instructions.

<u>***or***</u>

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

## PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

4741

X PLEASE MARK VOTES AS IN THIS EXAMPLE

# REVOCABLE PROXY
# CAPITAL BANK CORPORATION

**Special Meeting of Shareholders**
**DECEMBER 4, 2009**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL LISTED.

DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY WITH RESPECT TO CERTAIN MATTERS, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN THE PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

# PROXY VOTING INSTRUCTIONS

**Special Meeting materials are available on line at www.capitalbank-nc.com/proxy.**

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note that telephone and Internet votes must be cast prior to 12:00 a.m., December 4, 2009. It is not necessary to return this proxy if you vote by telephone or Internet.

## Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 12:00 a.m., December 4, 2009:

**1-866-353-7851**

## Vote by Internet

anytime prior to 12:00 a.m., December 4, 2009, go to

**www.proxyvotenow.com/cbkn**

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

**Your vote is important!**